IN THE CIRCUIT COURT OF THE 15TH JUDICIAL CIRCUIT IN AND FOR
                           PALM BEACH COUNTY, FLORIDA

                                                       CASE NO: CL 98-01 0716 AJ

PRIME SOURCE LEASING, Inc.
         Plaintiff
vs.
GENERAL ELECTRIC CAPITAL CORP.,
         Defendant/Third Party Complaint,
vs.
REPUBLIC FUNDING GROUP, INC., COLMENA CORP.,
RICHARD C. PEPLIN, JR. and WORLD LONG DISTANCE, INC.
         Third party defendants.


            AGREED ORDER APPROVING, ADOPTING AND RATIFYING MEDIATION
         AGREEMENT AND DISMISSING THE CASE RETAINING JURISDICTION UNDER
                               BUCKLEY TOWERS ONLY


     THIS CAUSE came before the Court on the parties Stipulation of Settlement, reached at mediation on May 13, 2002, the original of same having been filed with the court, and the court having been advised in the premises, does hereby ORDER AND ADJUDGE as follows:


     1. That the Mediation Agreement be and the same is hereby adopted, approved and ratified by the Court, and incorporated by reference herein as an order of the Court, and the parties are ordered to comply with it.

     2. The above styled case is hereby dismissed, with prejudice, and the Court shall retain jurisdiction solely for the purposes of enforcing the parties' Mediation Agreement pursuant to Buckley Towers Condo., Inc. v. Buchwald, 321 So.2d 628 (Fla. 3d DCA 1975.)


     DONE AND ORDERED in chambers at West Palm Beach, Palm Beach County, Florida this 21st day of May, 2002.


                                                     ___________________________
                                                     Circuit Judge

                                                     SIGNED AND DATED

Copies furnished to:                                 MAY 21 2002
Attached Service List
                                           /s/JUDGE THOMAS H. BARKDULL, III /s/





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                                  SERVICE LIST
                     Prime source vs. GE Capital Corp, et al
                                 CL 98-010716 AJ






Erskine C. Rogers, III                          Charles H. Lichtman
Attorney for Prime Source,                      Attorney for GECC
1803 Australian Avenue South,                   Berger & Singerman
Suite A                                         350 East Las Olas Boulevard
West Palm Beach, FL   33409                     Suite 1000
                                                Ft. Lauderdale, FL   33301



Charles P. Karch                                Mark C. Perry
Attorney for Republic                           Attorney for Colmena
83 Roosevelt Avenue                             2455 East Sunrise Boulevard
Butler, NJ   07405                              Suite 905
                                                Ft. Lauderdale, FL   33304

                           IN THE CIRCUIT COURT OF THE
                        15TH JUDICIAL CIRCUIT OF FLORIDA

                                                        Case No. CL-98010716 AJ


PRIME SOURCE LEASING, Inc.
vs.
GENERAL ELECTRIC CAPITAL CORP.,
vs.
REPUBLIC FUNDING GROUP, INC., COLMENA CORP.,
RICHARD C. PEPLIN, JR. and WORLD LONG DISTANCE, INC.



                              SETTLEMENT AGREEMENT



The parties agree:

1. Defendant, General Electric Capital Corp. will pay Plaintiff, $6,500.00 within 15 days.

2. Defendant, Republic Funding Group, Inc. will pay Plaintiff, $3,500.00 within 30 days.

3. Colmena Corp. will within 30 days deliver to the Plaintiff, one million shares (1,000,000) of its stock to the Plaintiff, which shares shall be restricted pursuant to Rule 144, and shall have "piggyback" registration rights, and Colmena represents that it has settled its dispute with Duetche Financial.

4. Upon completion of matters in Paragraphs 1, 2 & 3, the parties (1) will stipulate to dismiss all claims in the case with prejudice.

5.   All parties (1) bear their own fees and costs.


     Entered into at _____________________ this day of ___________ 2002.


/s/ Sohail Quraeshi /s/                     /s/ Erskine C. Rogers, III /s/
__________________________________          _______________________________
Vice President                           Attorney for Prime Source Leasing, Inc.
PRIME SOURCE LEASING, INC.



/s/ Leonard Tucker /s/                      /s/ Mark C. Perry /s/
____________________________________       ____________________________________
COLMENA CORP.                               Attorney for Colmena Corp.
by its Agent Leonard Tucker



/s/ J. M. Grant /s/                         /s/ J. M. Grant
____________________________________       ____________________________________
GENERAL ELECTRIC CAPITAL CORPORATION        Attorney for
                                            General Electric Capital Corp.



Charles P. Karch                            Charles P. Karch
____________________________________       ____________________________________
Republic Funding Group, Inc.                Attorney for
By its Attorney Charles P. Karch            Republic Funding Group, Inc.



(1) i.e. Prime Source Leasing, Inc. General Electric Capital Corporation, Republic Funding Group, Inc. & Colmena Corp.

*    The four parties  indicated will exchange general releases.







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